UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  September 29, 2005

SHOPKO STORES, INC.

(Exact name of registrant as specified in its charter)

Wisconsin	1-10876	41-0985054
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS Employer Identification No.)

700 Pilgrim Way

Green Bay, Wisconsin 54304

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (920) 429-2211

_________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Securities Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01

Entry into a Material Definitive Agreement

On April 7, 2005, Badger Retail Holding, Inc. (“Badger Retail”), Badger Acquisition Corp. (“Badger Acquisition”) and ShopKo Stores, Inc. (“ShopKo”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) providing for the acquisition of ShopKo by Badger Retail.  Badger Retail and Badger Acquisition are affiliates of Goldner Hawn Johnson & Morrison, Incorporated (“GHJ&M”), a Minneapolis-based private equity firm.  As previously reported, the parties entered into a First Amendment to the Agreement and Plan of Merger on September 9, 2005.  On September 29, 2005, the parties entered into a Second Amendment to the Agreement and Plan of Merger (the “Second Merger Agreement Amendment”).  Under the terms of the Second Merger Agreement Amendment, upon completion of the merger, each outstanding share of ShopKo’s common stock will be converted into the right to receive $25.50 in cash, an increase of $.50 per share over the price to which the parties previously agreed.

The foregoing description of the Second Merger Agreement Amendment does not purport to describe all of the terms of such agreement and is qualified by reference to the text of such agreement, a copy of which is attached to this report as Exhibit 10.1 and incorporated herein by reference.

Item 8.01

Other Events

In connection with the Second Merger Agreement Amendment, Badger Retail, Badger Acquisition and each of Levco Alternative Fund, Ltd., Purchase Associates, L.P., Purchase Associates II, L.P., Alvarado Capital Partners, L.P., Levco GP, Inc., John A. Levin & Co., Inc. and BKF Capital Group, Inc. (collectively, the “Levco Affiliates”) have entered into an agreement dated as of September 29, 2005 (the “Levco Voting Agreement”) pursuant to which the Levco Affiliates have agreed to vote all of the shares of ShopKo common stock owned by them in favor of the Merger Agreement, as amended, and to grant an irrevocable proxy to Badger Retail with respect to the ShopKo shares owned by the Levco Affiliates.

Also in connection with the Second Merger Agreement Amendment, Badger Retail, Badger Acquisition and the Levco Affiliates have entered into an agreement dated as of September 29, 2005 (the “Reimbursement Agreement”) pursuant to which Badger Retail has agreed to cause ShopKo to reimburse the Levco Affiliates for all of their documented out-of-pocket expenses incurred in connection with or related to (i) the preparation, filing or amendment of the Preliminary Proxy Statement, dated August 24, 2005, filed with the Securities and Exchange Commission by the Levco Affiliates or (ii) the authorization, preparation, negotiation, execution and performance of the Levco Voting Agreement and the Reimbursement Agreement and the transactions contemplated thereby, up to a maximum amount of $300,000, solely in the event that the acquisition of ShopKo by Badger Retail is completed on the terms set forth in the Merger Agreement, as amended.

The increased purchase price provided for in the Second Merger Agreement Amendment will be partially financed by an increase in the equity commitment of Marathon Fund Limited Partnership V, an affiliate of GHJ&M (“Marathon”), from $27.0 million to $31.75 million, and an increase in the equity commitment of Jack W. Eugster from $3.0 million to $3.25 million, pursuant to an amendment dated as of September 29, 2005 (the “Equity Commitment Letter Amendment”) to the equity commitment letter dated as of April 7, 2005, by and among Marathon, Jack W. Eugster, Badger Retail and Badger Acquisition.

The foregoing descriptions of the Voting Agreement, the Reimbursement Agreement and the Equity Commitment Letter Amendment do not purport to describe all of the terms of such agreements and are qualified by reference to the text of such agreements, copies of which are attached to this report as Exhibits 99.1, 99.2 and 99.3, respectively, and incorporated herein by reference.

On September 29, 2005, ShopKo issued a press release announcing that it had entered into the Second Merger Agreement Amendment and intends to adjourn the special meeting of its shareholders to be held on October 10, 2005 to allow preparation and filing of additional proxy materials with the SEC and to allow ShopKo’s shareholders sufficient time to review the additional proxy materials, and describing other matters set forth herein.  ShopKo also announced that it intends to reconvene the special meeting on October 17, 2005.  Only shareholders of record as of August 1, 2005 will be entitled to vote at the reconvened meeting and will receive the supplemental proxy materials.  A copy of the press release is attached to this report as Exhibit 99.4 and incorporated herein by reference.

CAUTIONARY STATEMENT CONCERNING FORWARD-LOOKING INFORMATION

Statements about the expected completion and effects of the proposed merger and all other statements in this report other than historical facts constitute forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995.  Readers are cautioned not to place undue reliance on these forward-looking statements and any such forward-looking statements are qualified in their entirety by reference to the following cautionary statements.  All forward-looking statements speak only as of the date hereof and are based on current expectations and involve a number of assumptions, risks and uncertainties that could cause the actual results to differ materially from such forward-looking statements.  ShopKo may not be able to complete the proposed merger on the terms described above or other acceptable terms or at all because of a number of factors, including the failure to obtain shareholder approval, the failure to obtain financing to consummate the merger or the failure to satisfy the other closing conditions.  These factors, and other factors that may affect the business or financial results of ShopKo, are described in ShopKo’s filings with the SEC, including ShopKo’s annual report on Form 10-K for the fiscal year ended January 29, 2005, as amended.  Except to the extent required under the federal securities laws, ShopKo does not intend to update or revise the forward-looking statements.

ADDITIONAL INFORMATION

In connection with ShopKo’s solicitation of proxies with respect to the special meeting of shareholders called in connection with the proposed merger, ShopKo has filed with the SEC, and furnished to shareholders of ShopKo, a definitive proxy statement and a proxy supplement dated September 19, 2005, and, as described above, ShopKo intends to file with the SEC and distribute to shareholders a second supplement to the definitive proxy statement relating to the Second Merger Agreement Amendment in the near future.  SHAREHOLDERS ARE ADVISED TO READ THE PROXY STATEMENT DISTRIBUTED TO SHAREHOLDERS, THE PROXY SUPPLEMENT DATED SEPTEMBER 19, 2005 AND, WHEN AVAILABLE, THE SECOND PROXY SUPPLEMENT RELATING TO THE SECOND MERGER AGREEMENT AMENDMENT, BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION.  Shareholders are able to obtain a free-of-charge copy of the definitive proxy statement, the proxy supplement dated September 19, 2005, and other relevant documents filed with the SEC from the SEC’s website at http://www.sec.gov.

Shareholders are also able to obtain a free-of-charge copy of the definitive proxy statement, the proxy supplement dated September 19, 2005, and other relevant documents filed with the SEC by directing a request by mail or telephone to ShopKo Stores, Inc., P.O. Box 19060, Green Bay, WI 54307, Attention: Corporate Secretary, Telephone: 920-429-2211, or from ShopKo’s website at http://www.shopko.com.

ShopKo and certain of its directors, executive officers and other members of management and employees may, under the rules of the SEC, be deemed to be “participants” in the solicitation of proxies from shareholders of ShopKo in favor of the proposed merger.  Information regarding the persons who may be considered “participants” in the solicitation of proxies, including their beneficial ownership of ShopKo common stock as of August 1, 2005, is set forth in the definitive proxy statement as filed with the SEC.  Information regarding certain of these persons and their beneficial ownership of ShopKo common stock as of April 30, 2005 is also set forth in ShopKo’s annual report on Form 10-K for the fiscal year ended January 29, 2005, as amended.

Item 9.01

Financial Statements and Exhibits

Exhibit No.	Description

10.1	Second Amendment to Agreement and Plan of Merger, dated as of September 29, 2005, by and among Badger Retail Holding, Inc., Badger Acquisition Corp. and ShopKo Stores, Inc.

99.1

Voting agreement dated as of September 29, 2005, by and among Badger Retail Holding, Inc., Badger Acquisition Corp., and each of Levco Alternative Fund, Ltd., Purchase Associates L.P., Purchase Associates II, L.P., Alvarado Capital Partners, L.P., Levco G.P., Inc., John A. Levin & Co., Inc. and BKF Capital Group, Inc.

99.2

Reimbursement agreement dated as of September 29, 2005, by and among Badger Retail Holding, Inc., Badger Acquisition Corp., and each of Levco Alternative Fund, Ltd., Purchase Associates L.P., Purchase Associates II, L.P., Alvarado Capital Partners, L.P., Levco G.P., Inc., John A. Levin & Co., Inc. and BKF Capital Group, Inc.

99.3

Equity commitment letter agreement amendment dated as of September 29, 2005 by and among Marathon Fund Limited Partnership V, a Delaware limited partnership, Jack W. Eugster, Badger Retail Holding, Inc. and Badger Acquisition Corp.

99.4	Press Release dated September 29, 2005

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SHOPKO STORES, INC.

Date:  September 29, 2005

/s/ Steven R. Andrews

Steven R. Andrews

Senior Vice President

Law and Human Resources

EXHIBIT INDEX

Exhibit No.	Description

10.1	Second Amendment to Agreement and Plan of Merger, dated as of September 29, 2005, by and among Badger Retail Holding, Inc., Badger Acquisition Corp. and ShopKo Stores, Inc.

99.1

Voting agreement dated as of September 29, 2005, by and among Badger Retail Holding, Inc., Badger Acquisition Corp., and each of Levco Alternative Fund, Ltd., Purchase Associates L.P., Purchase Associates II, L.P., Alvarado Capital Partners, L.P., Levco G.P., Inc., John A. Levin & Co., Inc. and BKF Capital Group, Inc.

99.2

Reimbursement agreement dated as of September 29, 2005, by and among Badger Retail Holding, Inc., Badger Acquisition Corp., and each of Levco Alternative Fund, Ltd., Purchase Associates L.P., Purchase Associates II, L.P., Alvarado Capital Partners, L.P., Levco G.P., Inc., John A. Levin & Co., Inc. and BKF Capital Group, Inc.

99.3

Equity commitment letter agreement amendment dated as of September 29, 2005 by and among Marathon Fund Limited Partnership V, a Delaware limited partnership, Jack W. Eugster, Badger Retail Holding, Inc. and Badger Acquisition Corp.

99.4	Press Release dated September 29, 2005